SECURITIES AND EXCHANGE COMMISSION


                            WASHINGTON, D.C. 20549

                               ________________

                                   FORM 8-K
                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

               Date of Report (Date of earliest event reported):
                               February 22, 1999

                         RANDALL'S FOOD MARKETS, INC.
            (Exact Name of Registrant as Specified in Its Charter)




            Texas                      333-35457               74-2134840
 (State or Other Jurisdiction  (Commission File Number)     (I.R.S. Employer
      of Incorporation)                                    Identification No.)


                                3663 Briarpark
                             Houston, Texas  77042
                    (Address of Principal Executive Office)


                                (713) 268-3500

             (Registrant's telephone number, including area code)




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Item 5.  Other Events.

          On February 22, 1999, Randall's Food Markets, Inc. (the "Company")

received an order of the U.S. District Court for the Northern District of

Texas issued in connection with a previously disclosed class action lawsuit brought against the Company by former participants in the Management Security

Plan ("MSP") for employees of Cullum Companies, Inc. ("Cullum").  Cullum was acquired by the Company in 1992.  The MSP was terminated following the acquisition of Cullum.

          The District Court ruled that the Company had not demonstrated by a preponderance of the evidence that the MSP was a "top-hat" plan during the period the plan was being maintained by Cullum.  A top-hat plan is a plan which is unfunded and maintained by an employer primarily for the purpose of providing deferred compensation for a select group of management or highly compensated employees.  If the MSP had been considered a top-hat plan by the

District Court, the MSP would not have been subject to the vesting, benefit accrual and fiduciary requirements of ERISA.  The Court's preliminary ruling did not address what, if any, monetary damages or other relief may be available to the plaintiffs.  The date for the trial on damages has not been established.

          In the Memorandum Opinion and Order, Judge John McBryde concluded that Cullum and the Company at all times intended the MSP to be a top-hat plan and operated on the good-faith belief that it so qualified.  Judge

McBryde went on to say that at no time did Cullum or the Company or any of


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their officials act with an improper motive or with any design to cause its employees to receive less than the benefits to which they were entitled under law.

          Since the District Court has not addressed the issue of damages,

the Company is unable to estimate any meaningful range of possible loss.  It is possible that the Company's results of operations or cash flows in a particular quarterly or annual period or its financial position could be materially affected by the outcome of the MSP litigation.  The Company intends to appeal any adverse determination.

          Certain of the statements made in the Current Report on Form 8-K are forward-looking statements within the meaning of Section 21E of the

Securities Exchange Act of 1934, as amended, and subsequent events with respect to the MSP litigation will impact the Company's assessment of the importance of the District Court ruling and the impact the MSP case may have on the Company's results of operations, financial condition or cash flows.



















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                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

                                     RANDALL'S FOOD MARKETS, INC.
                                     (Registrant)


Date: March 8, 1999                  /S/ R. Randall Onstead, Jr.

                                     R. Randall Onstead, Jr.,
                                     Chairman and Chief Executive Officer


Date: March 8, 1999                   /S/ Michael M. Calbert
                                     Michael M. Calbert,
                                     Senior Vice President and Chief Financial
                                     Officer



























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